UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2016

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800 Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

Closing of Midstream Asset Sale

On July 7, 2016, Resolute Natural Resources Southwest, LLC (“Resolute Southwest”), a wholly owned subsidiary of Resolute Energy Corporation (the “Corporation”), entered into a definitive Purchase and Sale Agreement (the “Mustang Agreement”) with Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers (collectively, “Caprock”) pursuant to which Resolute Southwest and Firewheel Energy, LLC, a minority interest holder (and together with Resolute Southwest, the “Sellers”) agreed to sell certain gas gathering and produced water handling and disposal systems owned by them in the Mustang project area in Reeves County, Texas for a cash payment of $35 million, plus certain earn-out payments described below.

On July 7, 2016, Resolute Southwest also entered into a definitive Purchase and Sale Agreement (the “Appaloosa Agreement”) with Caprock, pursuant to which Resolute Southwest agreed to sell certain gas gathering and produced water handling and disposal systems owned by Resolute Southwest in the Appaloosa project area in Reeves County, Texas for a cash payment of $15 million, plus certain earn-out payments described below.

On July 7, 2016, in connection with the Appaloosa Agreement and the Mustang Agreement, the Sellers and the Buyer entered into a definitive Earn-out Agreement (the “Earn-out Agreement”), pursuant to which the Sellers will be entitled to receive certain earn-out payments based on drilling and completion activity in the Appaloosa and Mustang areas through 2020 that will deliver gas and produced water into the system.  Earn-out payments for each qualifying well will vary depending on the lateral length of the well and the year in which the well is drilled and completed.  Aggregate earn-out payments for all wells drilled and completed in the Appaloosa and Mustang areas over the term of the Earn-out Agreement are capped at $60 million (gross).  Earn-out payments for Appaloosa area wells will be paid entirely to Resolute Southwest and payments for Mustang area wells will be allocated 60% to Resolute Southwest and 40% to its partner.

On August 1, 2016, Resolute Southwest closed the transactions contemplated by the Mustang Agreement and the Appaloosa Agreement.  Resolute Southwest received aggregate consideration of approximately $36.2 million (including approximately $3.7 million in earn-out payments earned as of the closing), of which approximately $2 million was retained in an escrow account for a period of time to secure Resolute’s indemnity obligations under the Mustang Agreement and the Appaloosa Agreement.

The net proceeds of the midstream sale will be used to repay all amounts outstanding under the Company’s Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, and the remainder will be used for general corporate purposes.

In connection with the closing of the transactions contemplated by the Appaloosa Agreement and the Mustang Agreement, Resolute Southwest entered into commercial agreements with Caprock for gas gathering services and water handling and disposal services for all current and future gas and water produced by Resolute Southwest and its partner in the Mustang and Appaloosa areas in exchange for a customary fee based on the volume of gas and water produced and delivered.  The commercial agreements have a fifteen year term.  Resolute Southwest and its partner have agreed to dedicate and deliver all gas and water produced from their acreage within the Mustang and Appaloosa areas to Caprock for gathering, compression and disposal services for a term of fifteen years.

The foregoing summaries of the Mustang Agreement, the Appaloosa Agreement and the Earn-out Agreement are qualified in its entirety by reference to the copies of such agreements attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1

Purchase and Sale Agreement dated July 7, 2016, by and between Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC, as sellers and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.  Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

10.2

Purchase and Sale Agreement dated July 7, 2016, by and between Resolute Natural Resources Southwest, LLC, as seller, and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.  Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

10.3

Earn-Out Agreement dated July 7, 2017 by and between Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC, as sellers and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2016	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1

Purchase and Sale Agreement dated July 7, 2016, by and between Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC, as sellers and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.  Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

10.2

Purchase and Sale Agreement dated July 7, 2016, by and between Resolute Natural Resources Southwest, LLC, as seller, and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.  Schedules, exhibits and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

10.3

Earn-Out Agreement dated July 7, 2017 by and between Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC, as sellers and Caprock Permian Processing LLC and Caprock Field Services LLC, as buyers.